SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1997


                               IMNET SYSTEMS, INC.
               (Exact name of registrant as specified in charter)




         Delaware                       0-26306                 39-1730068
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)




          3015 Windward Plaza
         Windward Fairways II                                       30202
          Alpharetta, Georgia                                    (Zip Code)
(Address of principal executive offices)




        Registrant's telephone number including area code (770) 521-5600





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.


                  Not applicable because the purchase of the AdviSoft Common Stock was not an acquisition of a "significant subsidiary."

         (b)      Pro Forma Financial Information.


                  Not applicable because the purchase of the AdviSoft Common Stock was not an acquisition of a "significant subsidiary."

         (c)      Exhibits.


Exhibit
Number                                           Description
- ------                                           -----------
10.38* Stock Purchase Agreement dated as of June 25, 1997 among Registrant, AdviSoft and Stockholder.

- ----------

    * Previously filed. In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IMNET SYSTEMS, INC.




Date:  September 9, 1997                    By: /s/ Raymond L. Brown
                                               -------------------------------
                                                    Raymond L. Brown
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                      Accounting Officer)




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